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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                      FORM 8-K/A

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  November 10, 1998
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                           MERIDIAN INDUSTRIAL TRUST, INC.
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                (Exact name of registrant as specified in its charter)



      Maryland                     1-14166                   94-3224765
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(State of Organization)       (Commission Number)      (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California                  94105
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code  (415) 281-3900
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                                    Not Applicable
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            (Former name or former address, if changed since last report)


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Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, the
Registrant hereby amends and restates its Current Report on Form 8-K dated November 10, 1998 in its entirety as follows.


ITEM 5.   OTHER EVENTS.

On September 29, 1998, Meridian Industrial Trust, Inc. (the "Company") completed the acquisition of three properties located in Sacramento, Tracy and Woodland California (the "Oates Portfolio") for total consideration of $22.0 million. In order to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission regarding audits of acquisitions which are individually insignificant but when taken together with other acquisitions are in the aggregate significant, the Company hereby files the accompanying combined statements of revenues and certain expenses of the Oates Portfolio for the year ended December 31, 1997 and for the six months ended June 30, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (c)  EXHIBITS.     The following exhibits are attached to this report:

               23.1      Consent of Independent Public Accountants.

               99.1 Combined Statements of Revenues and Certain Expenses of the Oates Portfolio for the year ended December 31, 1997 and for the six months ended June 30, 1998.



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERIDIAN INDUSTRIAL TRUST, INC.



Date:     February 24, 1999             By: /s/ Robert A. Dobbin
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                                             Robert A. Dobbin
                                             Secretary